Events after the Balance-Sheet Date	6 Months Ended
Jun. 30, 2025
Events after the Balance-Sheet Date
Events after the Balance-Sheet Date

31.Events after the Balance-Sheet Date

In July 2025, the Company reorganized its global R&D function and expects to transition all ongoing R&D activities from Israel to the U.S. and Belgium. This organizational change was considered a potential indicator of impairment; however, based on the impairment assessment performed, no impairment was identified.

On August 8, 2025, the Company received FDA marketing approval for its Genio® system, enabling the commercial launch in the United States. This confirms the Company’s transition into a full commercial stage company which is expected to have a positive impact on the Company’s revenue beginning in the second half of 2025.